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                                                                 Exhibit 10.25




                             INTERIM WAREHOUSE AND
                               SECURITY AGREEMENT


                 This INTERIM WAREHOUSE AND SECURITY AGREEMENT ("Agreement"), dated as of February 2, 1995, among CONTITRADE SERVICES CORPORATION, DVI FINANCIAL SERVICES INC. and DVI, INC.

                 WHEREAS, the Lender (as defined below) wishes to lend, and the Borrower (as defined below) wishes to borrow, subject to certain terms and conditions, moneys in connection with an interim funding facility for certain contracts under which the Borrower leases specified equipment to specified users; and

                 WHEREAS, the Borrower wishes the Lender to make advances under this facility in minimum amounts of $1,000,000 (or such lesser amount, only if an amount less than $1,000,000 remains available hereunder), such advances to accrue interest from the dates on which they are made at the rates calculated as provided herein; and

                 WHEREAS, the Guarantor (as defined below), in order to induce the Lender to enter into this Agreement, wishes to guarantee the obligations of the Borrower in respect of such borrowed moneys and the other obligations relating to the interim funding facility; and

                 WHEREAS, the Borrower expects to cause to be sold the Investor Certificates (as defined below); and

                 WHEREAS, it is further expected by the Lender and the Borrower that the proceeds from the sale of the Investor Certificates shall be applied to repay the loan made pursuant to the interim funding facility; and

                 WHEREAS, the parties desire to agree upon the terms and conditions governing such interim funding facility;

                 NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

                 1.       Definitions.     In addition to the terms defined
elsewhere in this Agreement, the following terms shall have the following meanings:

                 "Advance" means an advance, in minimum amounts of $1,000,000 (or such lesser amount, only if an amount less than
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$1,000,000 remains available hereunder), constituting part of the Loan.

                 "Borrower" means DVI Financial Services Inc., a Delaware corporation, having its principal office at One Park Plaza, Suite 800, Irvine, California 92714.

                 "Broker" means the original lessor (other than the Borrower) of an item of Equipment pursuant to a Contract with the User of such Equipment.

                 "Broker Agreement" means the agreement, between the Borrower and a Broker, pursuant to which the Borrower acquired a Contract, or a security interest therein, from such Broker.

                 "Broker Agreement Rights" means any and all rights of the Borrower under a Broker Agreement to enforce any Contract and any related Insurance Policy or other document in any related Contract File and any rights of the Borrower under a Broker Agreement.

                 "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York City or Irvine, California are authorized or obligated by law or executive order to be closed.

                 "Certification" means (a) the certificate delivered by the Custodian to the Borrower and the Lender to the effect that, as to each Contract listed in the Contract Schedule (other than any Contract paid in full or any Contract specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2(a), (b), (c), (d), (e) and (f) of the Custodial Agreement, are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the User) and relate to such Contract and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Contract Schedule (other than items (iii) and (iv) in the definition thereof) accurately reflects the information set forth in the Custodian's Contract File, with any exceptions attached thereto, and the aggregate of the Contract Principal Balances provided by the Borrower for the Contracts listed on such Contract Schedule (as calculated by the Custodian) noted on such Certification; or (b) an alternative certification procedure agreed to in writing, from time to time, among the Borrower, the Lender and the Custodian with respect to any particular Contracts.

                 "Collateral" means all documents, instruments and agreements relating to or evidencing the Contracts, including,





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without limitation, the Contract Files, all payments and proceeds due under each Contract, a perfected assignment of Borrower's first priority security interest in the Equipment via UCC-1 or UCC-3 filings, any Purchase Option Payments and Borrower's rights under certain Insurance Policies relating to the Contracts.

                 "Collateral Principal Balance" means, on any date of calculation, the aggregate Contract Principal Balances of all Contracts which are not either Defaulted Contracts or Delinquent Contracts. For purposes of calculating the Collateral Principal Balance, the Contract Principal Balance of each Defaulted Contract and each Delinquent Contract shall be zero.

                 "Computer Tape" means a computer tape generated by the Borrower containing the information set forth on the Contract Schedule.

                 "Contract" means each of the non-cancelable, conditional sale contracts (including security agreements, operating leases, and direct financing equipment leases) securing the Loan, including, as applicable, schedules, supplements and amendments, identified on the Contract Schedule delivered pursuant hereto, under which the Borrower finances the purchase of specified Equipment by a User or a User leases specified Equipment from the Borrower as lessor or as successor in interest to an originating lessor, at a specified monthly rate.

                 "Contract File" means with respect to each Contract, the following documents:

                 a. The original or certified copy of each master lease relating to each Contract and the original supplement or schedule related thereto;

                 b.       A copy of each Insurance Policy;

                 c. A copy of each original invoice for the related Equipment and the receipt of delivery related thereto;

                 d. Evidence of filing of each UCC-1 financing statement executed by the related User, as debtor, and filed with the Secretary of State in each state where the Equipment is located (and if required by such state, with the office of the County Clerk in the county where such Equipment is located), naming the Borrower as secured party (or in the case of any Contract which was acquired by a Broker Agreement, naming the Broker as secured party and the Borrower as assignee of the secured party) and the Equipment as collateral;





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                 e.       A copy of UCC-1 financing statements or UCC-3
         assignments of financing statements originally naming the User as debtor and the Borrower as secured party (or in the case of any Contract which was acquired by a Broker Agreement, naming the Broker as secured party and the Borrower as assignee of the secured party), as applicable, to be filed in each state where the Equipment is located with the Secretary of State of such state (and if required by such state, with the Office of the County Clerk in the county where such Equipment is located), executed by the Borrower, as debtor, and naming "Bankers Trust Company, as custodian or as trustee under the applicable custodial or trust agreement" as secured party and the Equipment as collateral.

                 f. A copy of any related Broker Agreement (if applicable).

                 "Contract Portfolio Acquisition" means any acquisition of Contracts by the Borrower from a Broker pursuant to which multiple Contracts are sold to the Borrower for a purchase price based on the entire portfolio of Contracts purchased.

                 "Contract Principal Balance" means for each Contract, on any date of calculation, the original Equipment cost of the related item of Equipment less the sum of (a) any discounts received by the Borrower at the time of purchase and (b) all payments received from the User prior to such date.

                 "Contract Rate" means with respect to a Contract, the implied yield relating to such Contract as calculated by the Borrower employing the same method of calculation as the Borrower uses in the ordinary course of its business relating to capitalized leases of a substantially similar nature to such Contract, expressed as an annual rate which reflects payments on a monthly, non-compounded basis.

                 "Contract Schedule" means, collectively, all schedules of Contracts delivered by the Borrower to the Lender, each such schedule identifying (i) the related Contract by the User and the state in which the User's billing address is located, (ii) a number identifying the Contract,
(iii) the Contract Principal Balance, (iv) the Contract Rate, (v) the original and remaining maturity of the Contract term, (vi) the Scheduled Payment for each Contract, (vii) the original Equipment cost and (viii) the aggregate amount of Purchase Option Payments on all Contracts.

                 "Custodial Agreement" means the Custodial Agreement, dated as of February 2, 1995, entered into among the Borrower, the Lender and the Custodian.





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                 "Custodian" means Bankers Trust Company, and its successors and assigns.

                 "Defaulted Contract" means a Contract with respect to which
(a) a User is delinquent in an aggregate amount equal to the amount of Scheduled Payments due in three (3) months; (b) the Borrower has determined, in accordance with its customary servicing procedures, that eventual payment of any Scheduled Payment is unlikely; (c) the Borrower has accelerated the User's unpaid Scheduled Payments due or to become due thereunder, as permitted in the Contract; or (d) the User has (1) commenced any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) sought appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) made a general assignment for the benefit of creditors, or (4) taken any action in furtherance of, or consenting or acquiescing in, any of the foregoing; provided, however, that the term Defaulted Contract shall not include any Contract in respect of which the Borrower has repaid the Loan pursuant to Section 11 hereof.

                 "Delinquent Contract" means a Contract with any Scheduled Payment more than 60 days past due.

                 "Documents" means this Agreement, the Custodial Agreement and the Secured Grid Note.

                 "Equipment" means any equipment leased to any User pursuant to any Contract.

                 "Funding Date" means any date on which the Lender makes an Advance to the Borrower, such dates being not more frequently than every five
(5) Business Days.

                 "Funding Period" means, with respect to each Advance, the period beginning on the date the Advance is made and ending on the date on which the Advance matures (as specified in the Secured Grid Note), which ending date shall be no later than sixty (60) days from the date of this Agreement.

                 "Funding Rate" means, as to each Advance, an interest rate equal to LIBOR (fixed as to the related Funding Period) plus 1.50%.

                 "Guarantee" means the Guarantee of the Guarantor in the form attached hereto as Exhibit C.





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                 "Guarantor" means DVI, Inc., a Delaware corporation.

                 "Insurance Policy" means with respect to an item of Equipment and a Contract, any insurance policy required to be maintained by the User pursuant to the related Contract that covers physical damage to the Equipment (including policies procured by the Borrower on behalf of the User) or any liability arising out of the use of such Equipment.

                 "Investor Certificates" means, collectively, all classes of equipment finance lease-backed certificates expected to be issued by a special purpose corporation or a trust expected to be established by the Borrower and sold to third-party investors or purchased by the Lender.

                 "Lender" means ContiTrade Services Corporation, a Delaware corporation, together with its successors and assigns.

                 "Leverage Ratio" means, with respect to the Borrower, the ratio of (x) Total Recourse Liabilities to (y) Tangible Net Worth.

                 "LIBOR" means, as of any date of determination, the London Interbank Offering Rate for the period of time closest to the related Funding Period as indicated on Telerate. If LIBOR cannot be so determined, then LIBOR shall mean the rate so quoted on such date by Union Bank of Switzerland.

                 "Lien" means any security interest, lien, charge, pledge, equity, participation, mortgage or encumbrance of any kind.

                 "Loan" means the borrowing under this Agreement constituted of one or more Advances up to an aggregate outstanding amount of $50,000,000.00.

                 "Maturity Date" means the earlier of (i) the date of the sale of the Investor Certificates or (ii) sixty (60) days from the date of this Agreement.

                 "Monthly Report" means a report of the Borrower, certified by the Chief Financial Officer or any Vice President of the Treasury Group of the Borrower, setting forth in such detail as the Lender may require, as of the opening of business on the first day or the related calendar month, (A) with respect to each Contract, (i) the information required to be included on the Contract Schedule; (ii) whether such Contract is a Defaulted Contract or a Delinquent Contract; and (iii) the amount of any prepayment received in respect of such Contract and (B) with respect to all Contracts, (i) the number and aggregate Contract Principal Balance of all Contracts which are Defaulted Contracts; (ii) the number and aggregate





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Contract Principal Balance of all Contracts which are Delinquent Contracts;
(iii) the aggregate amount of prepayments received in respect of all Contracts received during the prior calendar month; and (iv) the Collateral Principal Balance.

                 "Non-Current Portion" means, as of any date of determination thereof, the portion of indebtedness which matures, or which at the option of the obligator may mature more than one (1) year after such date.

                 "Non-Recourse Debt" means the indebtedness of any Person for borrowed money which is secured by Liens on specific assets of such Person as to which the lender or obligee thereof is to be repaid only out of such assets or proceeds thereof and as to which such Person is not otherwise liable for repayment in the event of a deficiency or default in payment, except for liability for misrepresentations by such Person, defects in title caused by such Person or impairment of the obligee's or lender's Lien caused by such Person.

                 "Partial Recourse Debt" means, as to any Person, indebtedness of such Person for which such Person has only partial liability for repayment and deficiency and the balance of which is Non-Recourse Debt.

                 "Person" means any association, business trust, company, corporation, estate, governmental authority, joint venture, natural person, trust or other entity.

                 "Portfolio Purchase Price" means with respect to any Contract Portfolio Acquisition, the purchase price paid by the Borrower to the Broker for such Contracts less any part of the purchase price which represents the residual value of the related Equipment and not the discounted present value of the Scheduled Payments due under each such Contract.

                 "Purchase Option Payment" means with respect to a Contract, any payment set forth in such Contract payable by the User (including any security deposit applied in respect thereof) upon the exercise of a purchase option for the Equipment relating to such Contract, whether or not the User actually exercises such purchase option, or with respect to any Contract which does not set forth a purchase option, any payment made by a User to purchase the Equipment relating to such Contract at the end of the term of such Contract.

                 "Scheduled Payment" means the periodic payment (exclusive of any amounts in respect of insurance or taxes and reflecting any adjustment for any partial prepayment) set forth in such Contract due from the User (including the application of any security deposit in respect thereof).





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                 "Secured Grid Note" means the secured promissory note
evidencing the Loan and in the form attached hereto as Exhibit A.

                 "Tangible Net Worth" means the sum of additional capital, retained earnings, earned surplus and capital stock, minus deferred charges, intangibles and treasury stock, all as determined in accordance with generally accepted accounting principles consistently applied.

                 "Total Recourse Liabilities" means, at any time, as to the Borrower, the sum of all liabilities which, in accordance with generally accepted accounting principles, would be shown as liabilities on the balance sheet including, without limitation, all accounts payable and accrued expenses, but excluding (to the extent included therein) Non-Recourse Debt and the Non-Current Portion of deferred income taxes payable, plus all liabilities for which the Borrower is contingently liable plus, without duplication, the recourse portion of the Partial Recourse Debt.

                 "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

                 "User" means any obligor, under any Contract, whose recourse obligations thereunder constitute the principal source of payments under any Contract, including any guarantor of such obligations.

                 2.  The Loan.      Subject to the terms of this Agreement,
Borrower hereby applies to Lender to borrow up to $50,000,000.00 to be made in one or more Advances. The amount of each Advance shall not be more than (i) with respect to Contracts which have been originated by the Borrower, 95% of the aggregate Contract Principal Balance of the related Contracts on the Funding Date pertaining thereto or (ii) with respect to any Contract Portfolio Acquisition, 95% of the Portfolio Purchase Price. Prior to each Advance, the Lender shall give notice in writing to the Custodian of Borrower's intention to receive each Advance. Each Advance shall bear interest from and including the Funding Date of such Advance through and excluding the Maturity Date at the Funding Rate.

                 a.  The Loan shall mature on the Maturity Date.

                 b. The Loan is pre-payable at any time without premium or penalty, in whole or in part. If the Borrower intends to prepay the Loan in whole or in substantial part from a source other than the proceeds of the Investor Certificates, the Borrower shall give four
         (4) Business Days notice to Lender.





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                 c.  If the Loan is not repaid in whole on or prior to the
         Maturity Date, the Loan shall, commencing on the Maturity Date (and assuming the Lender elects to continue the Loan, as hereinafter provided) bear interest at a rate equal to the weighted average Contract Rate less 50 basis points (such basis points representing compensation to the Borrower as a servicing fee).

                 d. In the event the Loan is not repaid in whole on or prior to the Maturity Date, the Lender shall have the option, in its sole discretion, to continue the Loan on a month-to-month basis. Alternatively, the Lender may, on the first day of each month thereafter and prior to payment in full, elect not to continue the Loan, in which event the Loan shall then become immediately due and payable, and in such event the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the UCC and hereunder.

                 e. Interest on the Loan accruing through and excluding the Maturity Date is payable on the Maturity Date. In the event that the Loan is continued past the Maturity Date, the Lender shall have the option, in its sole discretion, to declare (x) interest on any outstanding portion of the Loan accruing subsequent to the Maturity Date to be due and payable on the last day of each month during the extended Loan term and if not paid, compounded monthly, and/or (y) the principal portion of all Scheduled Payments received by the Borrower during each month subsequent to the Maturity Date to be paid to the Lender on (i) the last day of such month during the extended Loan term or (ii) the due date.

                 f. All interest shall be calculated daily as 1/360 of the applicable Funding Rate due on the principal balance of the Loan outstanding as of the close of business on the immediately preceding business day (or, with respect to interest accruing on an Advance on the Funding Date of such Advance, on the amount of such Advance).

                 g. The Loan shall be evidenced by, and repaid in accordance with, the Secured Grid Note duly completed, in the principal amount of Fifty Million Dollars ($50,000,000.00), dated February 2, 1995, payable to the Lender or its successors or assigns and maturing as to principal on the Maturity Date. The Lender and its successors and assigns are hereby authorized by the Borrower to endorse on the schedule attached to the Secured Grid Note (with a copy to the Borrower) the amount or each Advance and of each payment of principal received by the Lender on account of the Loan, which





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         endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Loan; provided, however, that the failure to make such notation with respect to any Advance or payment shall not limit or otherwise affect the obligations of the Borrower under this Agreement or the Secured Grid Note.

                 h. Each Advance will be made only with respect to those Contracts for which the Lender has received a Certification from the Custodian.

                 i. The Loan shall be subject to mandatory prepayment as described in Section 11 hereof and in the Secured Grid Note.

                 3.       Purpose of Loan.         The Borrower agrees that the
Loan shall be used only to fund the Contracts identified on the Contract Schedule delivered to the Lender prior to each Advance and for no other purpose.

                 4.       Contract Files and Custodian.     The Borrower shall
deliver, no fewer than two Business Days (or such other period of time as may be agreed to from time to time in writing by the parties hereto and the Custodian) prior to any Funding Date, or heretofore has delivered, to the Custodian on behalf of the Lender, the documents and instruments listed in
Section 2 of the Custodial Agreement in respect of the Collateral to be pledged on such Funding Date. The Borrower hereby pledges and grants a security interest in the Collateral to the Lender to secure the repayment of the Loan and all of the Borrower's other obligations hereunder.

                 5. Guarantee. The Guarantor shall Guarantee the payment of all amounts due hereunder and under the Secured Grid Note and the performance of all obligations of the Borrower hereunder and under the Secured Grid Note.

                 6. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lender as follows:

                          a. The Borrower is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and to conduct its business as presently conducted.

                          b. The Borrower is duly qualified to do business as a foreign corporation and is in good standing, and has obtained all necessary licenses and approvals, in all states in which the ownership or lease of property or the conduct of its business requires such qualification.





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                          c.  The Borrower has the corporate power and
         authority to execute and deliver this Agreement, the Custodial Agreement and the Secured Grid Note (the "Documents") and to carry out their respective terms and it has duly authorized the execution, delivery and performance of each of the Documents and the grant of a security interest in the Collateral to the Lender by all necessary corporate action.

                          d. All financial statements or certificates of the Borrower or any of their officers furnished to the Lender are true and complete and do not omit to disclose any material liabilities or other facts relevant to the Borrower's condition. All such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied.

                          e. The Documents constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except that (1) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

                          f. The consummation of the transactions contemplated by the fulfillment of the terms of the Documents will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the Certificate of Incorporation or By-laws of the Borrower, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Borrower is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than the Documents, or violate any law or any order, rule or regulation applicable to the Borrower of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Borrower or any of its properties.

                          g. There are no proceedings or investigations to which the Borrower is a party pending, or, to the knowledge of the Borrower, threatened, before any court,





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         regulatory body, administrative agency or other tribunal or governmental instrumentality (1) asserting the invalidity of the Documents, (2) seeking to prevent the consummation of any of the transactions contemplated by the Documents or (3) seeking any determination or ruling that would materially and adversely affect the performance by the Borrower of its obligations under, or the validity or enforceability of, the Documents.

                          h. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Documents, have been received or taken, as the case may be.

                          i. The Borrower's principal place of business and chief executive office is One Park Plaza, Suite 800, Irvine, California 92714.

                          j. The Borrower has granted a security interest (as defined in the UCC) in the Collateral, which is enforceable in accordance with the UCC upon execution and delivery of this Agreement. Upon the filing of the financing statements described in Section 12(h), the Lender and any successor holder of the Secured Grid Note shall have a first priority perfected security interest in such Collateral, limited only to the extent set forth in Sections 9-306 and 9-308 of the UCC. All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Lender and any successor holder of the Secured Grid
         Note in the Collateral have been made or will be made within ten (10) days of the date hereof.

                          k. The affirmative and negative covenants made by the Borrower in this Agreement are not any less stringent than any covenant made by the Borrower in any other recourse loan/credit agreement between the Borrower and another lender.

                 7. Representations and Warranties of the Guarantor. The Guarantor hereby represents and warrants to the Lender as follows:

                          a. The Guarantor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and to conduct its business as presently conducted.

                          b. The Guarantor is duly qualified to do business as a foreign corporation and is in good





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         standing, and has obtained all necessary licenses and approvals, in all states in which the ownership or lease of property or the conduct of its business requires such qualification.

                          c. The Guarantor has the corporate power and authority to execute and deliver the Guarantee and to carry out its respective terms and it has duly authorized the execution, delivery and performance of the Guarantee.

                          d. All financial statements or certificates of the Guarantor or any of their officers furnished to the Lender are true and complete and do not omit to disclose any material liabilities or other facts relevant to the Guarantor's condition. All such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied.

                          e. This Agreement and the Guarantee each constitute legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms, except that (1) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

                          f. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement and the Guarantee will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the Certificate of Incorporation or By-laws of the Guarantor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Guarantor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law or any order, rule or regulation applicable to the Guarantor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Guarantor or any of its properties.

                          g. There are no proceedings or investigations to which the Guarantor is a party pending, or, to the knowledge of the Guarantor, threatened, before any court,





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         regulatory body, administrative agency or other tribunal or governmental instrumentality (1) asserting the invalidity of this Agreement or the Guarantee, (2) seeking to prevent the consummation of any of the transactions contemplated by this Agreement and the Guarantee or (3) seeking any determination or ruling that would materially and adversely affect the performance by the Guarantor of its obligations under, or the validity or enforceability of, this Agreement or the Guarantee.

                          h. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement and the Guarantee, have been received or taken, as the case may be.

                 8. Covenants of the Borrower. The Borrower hereby covenants for the benefit of the Lender as follows:

                          a. Except for the conveyances hereunder, the Borrower will not sell, pledge, assign or transfer to any other person, or grant, create, incur, assume or suffer to exist any Lien on any Contract now existing or hereafter created, or any interest therein while the Loan is outstanding; the Borrower will notify the Lender of the existence of any Lien on any Contract immediately upon discovery thereof; and the Borrower shall defend the right, title and interest of the Lender in to and under the applicable Contract now existing or hereafter created, against all claims of third parties claiming through or under the Borrower.

                          b. Except as set forth in the Contract forms attached hereto as Exhibit G, the Borrower has no obligations to be fulfilled under or in connection with each Contract and will do nothing to impair the rights of the Lender in the Contracts. As long as there is no default under any of the provisions of the applicable Contract, the Borrower will not disturb the quiet and peaceful possession of the related Equipment by the User under any Contract and such User's unrestricted use thereof for its intended purpose.

                          c. The Borrower will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Contracts or any part thereof; provided, however, that the Borrower may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Lender in the Contracts and the related

         Equipment. The Borrower will comply, in all material respects, with all requirements of law applicable to the Borrower.

                          d. The Borrower shall execute and file such continuation statements and any other documents requested by the Lender or which may be required by law to fully preserve and protect the interest of the Lender or any of its successors or assigns in the Contracts.

                          e. The Borrower will not, without providing 30 days notice to the Lender and without filing such amendments to any previously filed financing statements as the Lender may require, (1) change the location of its principal executive office, or (2) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Borrower in accordance with this Agreement misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC.

                          f. The Borrower will make, execute or endorse, acknowledge, and file or deliver to the Lender from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Lender, as the Lender may request and reasonably require.

                          g. The Borrower shall notify the Lender promptly after becoming aware of any Lien on any Contract, except for any Liens for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty.

                          h. The Borrower shall maintain its books and records separate from the books and records of any other entity.

                          i. The Borrower shall keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Documents.

                          j. The Borrower will not dissolve or liquidate in whole or in part.

                          k.  The Borrower will not acquire any new
         subsidiaries or lend or advance any moneys to, or increase its investment in, any person or make any capital contributions or expenditures without prior notice to the Lender.

                          l. The Borrower will not (1) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing.

                          m. The Borrower will not guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or acquire or purchase any stock, obligations or securities of or any other interest in, or increase its capital contribution to, any other person, or merge or consolidate with any other person without prior notice to the Lender.

                          n. The Borrower hereby restates and makes each of the representations, warranties and covenants made in this Section 8 and the preceding Sections 6 and 7 at the time of each Advance.

                          o.  The Borrower will at all times maintain
         compliance with the financial covenants set forth on Exhibit B hereto.

                          p. The Borrower shall provide the Lender with a Monthly Report pertaining to the status of all Contracts as of the close of business on the last day of the prior month. The Monthly Report for each such month shall be delivered to the Lender no later than the fifteenth Business Day of the immediately succeeding month.

                          q. The Borrower will, on behalf of the Lender, ensure that there is maintained an Insurance Policy in respect of each Contract.

                          r. The Borrower will, for so long as the Loan, or any portion thereof is outstanding, provide the Lender with quarterly interim financial statements within sixty (60) days of the end of each quarter.

                          s. The Borrower will, for so long as the Loan, or any portion thereof is outstanding, maintain (whether solely or through its parent or any wholly-owned subsidiary) credit lines with other lenders (excluding the Lender hereunder) in excess of $45,000,000 and shall notify the Lender in writing of any reduction in the aggregate balance of such credit lines or cancellation (whether in whole or in part) of any such loan/credit agreements.

                          t. The Borrower shall provide the Lender with all notices of an Event of Default by Borrower under any other loan/credit agreement between Borrower and another lender.

                 9. Covenants of the Guarantor. The Guarantor hereby covenants for the benefit of the Lender as follows:

                          a. The Guarantor will, for so long as the Loan, or any portion thereof, is outstanding, own all of the voting stock of the Borrower.

                          b. The Guarantor will cause the Borrower to comply with all of Borrower's covenants set forth in Section 8 of this Agreement.

                          c. The Guarantor will, for so long as the Loan, or any portion thereof, is outstanding, promptly provide the Lender with a true, correct and complete copy of all (i) documents it files with the Securities and Exchange Commission, (ii) any report or other document it provides to any of its public or private security holders, and (iii) any press release issued by the Guarantor or any of its consolidated subsidiaries.

                          d. The Guarantor will, for so long as the Loan, or any portion thereof is outstanding, provide the Lender with (i) quarterly interim financial statements within sixty (60) days of the end of each quarter and (ii) any other financial statements prepared for Guarantor's internal use within ten Business Days after they are prepared in final form.

                 10. Representations and Warranties of the Borrower with Respect to each Contract. The Borrower hereby represents and warrants to the Lender with respect to each Contract delivered to the Custodian as follows:

                          a. Such Contract and all accompanying documents are complete and authentic and all signatures thereon are genuine.

                          b. Such Contract arose from abona fide transaction, complying with all applicable state and federal laws and regulations, with persons having legal capacity to contract and is not subject to any defense, set-off or counterclaim.

                          c. All amounts represented to be payable on such Contract, as indicated on the Contract Schedule, are, in fact, payable in accordance with the provisions of such Contract.

                          d. As of the date of delivery to the Custodian, no event of default has occurred under such Contract.

                          e. Any property subject to any security interest given in connection with such Contract is not subject to any Lien and each of the Contracts expressly permits assignment and has an enforceable waiver of defenses clause with respect to any assignee or successor assignee.

                          f. The Borrower pledging such Contract hereunder holds good and indefeasible title to, and is the sole owner of, such Contract subject to no Lien, other than a Lien released simultaneously with such pledge.

                          g. Such Contract conforms to the description thereof as set forth on the attached Contract Schedule.

                          h. As to such Contract, all disclosures required by Regulation Z of the Board of Governors of the Federal Reserve System promulgated pursuant to the statute commonly known as the Truth-in-Lending Act and the Notice of the Right of Rescission required by said statute and regulation have been properly made and given.

                          i. As of the date of delivery to the Custodian, such Contract is not a Delinquent Contract.

                 11.      Prepayment of Loan.

                          a. Upon discovery by the Borrower, the Guarantor or the Lender of any breach of any of the representations, warranties and covenants listed in Sections 6 through 10, inclusive, above, the party discovering such breach shall promptly give notice of such discovery to the others.

                          b. The Lender has the right to require, in its sole and unreviewable discretion, the Borrower to prepay the Loan in part to the extent of 95% of the Contract Principal Balance, plus accrued interest thereon, of each Contract (i) which breaches one or more of the representations, warranties and covenants listed in Section 10 above; (ii) which is determined by the credit enhancer of any class of Investor Certificates to be unacceptable for inclusion in the securitized pool; (iii) which is identified on any Monthly Report as a Defaulted Contract or a Delinquent Contract; or (iv) for which a material adverse change in the financial condition of the related User has occurred or the existence of any other condition which, in the Lender's sole and unreviewable determination, constitutes an impairment of the related Collateral or the User's ability to perform its obligations under such Contract, and which condition is not remedied within ten (10) days after written notice to the User thereof. The Lender shall have the right to require, in its sole and unreviewable discretion, the Borrower to prepay the Loan to the extent of 95% of the Contract Principal Balance of each affected Contract, plus accrued interest thereon, but in no event greater than the outstanding balance of the Loan, in the event either the Borrower or the Guarantor breaches one or more of the representations, warranties or covenants listed in Sections 6 through 9, inclusive, above.

                          c. The Lender shall have the right to require, in its sole and unreviewable discretion, the Borrower to prepay the Loan in part in the event that, and to the extent that, any payment in excess of the Scheduled Payment is received by the Borrower in respect of any Contract. Such partial prepayment of the Loan shall be in an amount equal to such excess payment with respect to such Contract.

                          d. In the event the Collateral Principal Balance is an amount less than 105% of the amount of the Loan, including accrued interest thereon, then outstanding, then the Lender shall have the right to require, in its sole and unreviewable discretion, the Borrower to repay the Loan to the extent necessary so that the Collateral Principal Balance is an amount equal to 105% of the amount of the Loan, including accrued interest thereon, then outstanding.

                          e. The Borrower shall immediately pay over to the Lender as partial or complete repayment of the Loan, including accrued interest thereon, as the case may be, all amounts (not in excess of 95% of the related Contract Principal Balance) received by Borrower in respect of or as proceeds of any Insurance Policy that are not required by the terms of such Contract to be paid to the User for repair of the Equipment.

                          f.      Any prepayment or repayment required by this
         Section 11 shall be made within two days of the event requiring such prepayment or repayment.

                          g. The Borrower shall have the right to redeem specific Collateral at any time by prepaying the Loan in an amount equal to 95% of the related Contract Principal Balance, plus accrued interest thereon; provided, that the representations and warranties set forth in Section 10 regarding each Contract remain true after such redemption.

                 12. Conditions to the Lender's Obligation to Make Advances. The Lender shall make Advances requested by the Borrower in accordance with this Agreement, provided, that the Lender's obligation under this Agreement shall be conditioned upon the Lender's receipt of the following, on or before the date of the first Advance:

                          a. The Contract Schedule in respect of the related Advance, certified by the President, Chief Financial Officer or any Vice President of the Treasury Group of the Borrower.

                          b. Copies of resolutions of the Board of Directors of the Borrower approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified by the Secretary of the Borrower.

                          c. Copies of resolutions of the Board of Directors of the Guarantor approving the execution, delivery and performance of this Agreement and the Guarantee and the transactions contemplated hereby and thereby, certified by the Secretary of the Guarantor.

                          d. A copy of an officially certified document, dated not more than 30 days prior to the date of the first Advance, evidencing the due organization and good standing of the Borrower.

                          e. A copy of an officially certified document, dated not more than 30 days prior to the date of the first Advance, evidencing the due organization and good standing of the Guarantor.

                          f. Copies of the Certificate of Incorporation and By-Laws of the Borrower certified by the Secretary of the Borrower.

                          g. Copies of the Certificate of Incorporation and By-Laws of the Guarantor certified by the Secretary of the Guarantor.

                          h. Evidence of filing of (i) UCC-1 financing statements with the Secretary of State of California and the Office of the County Clerk of Orange County, executed by the Borrower, as debtor, and naming "Bankers Trust Company, as custodian or as trustee under the applicable custodial or trust agreement" as secured party and the Collateral as collateral and (ii) UCC-1 financing statements or UCC-3 assignments of financing statements originally naming the User as debtor and the Borrower as secured party (or in the case of any Contract which was acquired by a Broker Agreement, naming the Broker as secured party and the Borrower as assignee of the secured party), as applicable, in each state where the Equipment is located and filed with the Secretary of State of such state (and if required by such state, with the office of the County Clerk in the county where such Equipment is located), executed by the Borrower, as debtor, and naming "Bankers Trust Company as custodian or as trustee under the applicable custodial or trust agreement" as secured party and the Equipment as collateral.

                          i. An Officers' Certificate dated the date of the Advance, executed by the President, the Chief Financial Officer or any Vice President of the Treasury Group of the Borrower, to the effect that (i) the representations, warranties and covenants of the Borrower contained in this Agreement, and the statements contained in any certificate furnished hereunder by the Borrower are true and correct as of the date thereof; (ii) the Borrower has performed all agreements contained in this Agreement to be performed on its part at or prior to the date thereof; and (iii) the incumbency and signatures of all persons signing any document relating to the Documents and the transactions contemplated thereby.

                          j. An Officers' Certificate dated the date of the Advance, executed by the President, the Chief Financial Officer or any Vice President of the Treasury Group of the Guarantor, to the same effect as the Officers' Certificate of the Borrower set forth in the immediately preceding paragraph.

                          k. Opinions of counsel, dated the date of the Advance, to each of the Borrower and the Guarantor, in form and substance satisfactory to the Lender, with respect to the matters specified in Exhibits E and F, respectively, and such other matters as the Lender may reasonably request.

                          l. An executed copy of a commitment letter by Borrower naming ContiFinancial Services Corporation as exclusive placement agent for the Investor Certificates.

                          m.      An executed copy of the Guarantee.

                          n.      An executed copy of the Custodial Agreement.

                          o.      An executed copy of the Custodian's
         Certification.

                          p. Executed counterparts of this Agreement executed on behalf of the Borrower and the Guarantor.

                          q. Written notification by the Borrower at least two (2) weeks prior to Lender's funding of each Advance.

                          r.      Such other documents as the Lender may
         request.

                 The foregoing documents, certificates and other instruments shall be in form and substance reasonably satisfactory to the Lender's counsel. At the Lender's option, the Lender may require, as a condition to its obligation to make any Advances after the first Advance, delivery of any of the documents, certificates and other instruments listed in this Section 12, except subsections 12l., 12m., 12n. and 12p., updated to the date of such Advance.

                 13. Servicing. The Borrower shall service the Contracts on substantially the same terms as the other contracts in Borrower's portfolio (including any contracts the Borrower is servicing in connection with a securitization of contracts) are currently being serviced and in any event, with such diligence and care as is appropriate to ensure the current collectability and realizable value of the Contracts.

                 14. No Oral Modifications; Successors and Assigns. No provisions of the Documents shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrower. The Documents shall be binding upon the successors and assigns of the parties hereto.

                 15.      Events of Default.       Each of the following shall
constitute an "Event of Default" hereunder:

                          a. Failure of the Borrower to make any payment of interest or principal or any other sum, which has become due whether by acceleration or otherwise, under the terms of the Documents or any other document evidencing or securing indebtedness of the Borrower to the Lender.

                          b. Failure of the Borrower to timely make any prepayment or repayment required by the Lender in accordance with
         Section 11 of this Agreement.

                          c. Assignment or attempted assignment by the Borrower or by the Guarantor of any of its rights under any of the Documents, or delegation or attempted delegation by the Borrower or by the Guarantor of any of its obligations under any of the Documents, without first obtaining the specific written consent of the Lender, or the granting by the Borrower or the Guarantor of any Lien on any Collateral to other than the Lender.

                          d. If the Borrower or the Guarantor (1) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or
         (2) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or for a substantial part of its assets; or (3) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect; or (4) shall have had any such action or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of sixty (60) days or more; or (5) shall indicate, by any act or omission, its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (6) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of sixty (60) days or more or the occurrence of any event or existence of any condition which could be the ground, basis or cause for any action, application, proceeding or petition described in this subsection 15(d).

                          e.      Failure to service the Contracts on
         substantially the same terms as the other contracts in Borrower's portfolio (including any contracts the Borrower is servicing in connection with a securitization of contracts) are currently being serviced and in any event, with such diligence and care as is appropriate to ensure the current collectability and realizable value of the Contracts.

                          f. Notice of an Event of Default under any other loan/credit agreement between the Borrower and another lender.

                          g.      Any materially adverse change in the
         financial condition of the Borrower or the Guarantor or the existence of any other condition which, in the Lender's sole and unreviewable determination, constitutes an impairment of the Collateral or the Borrower's ability to perform its obligations under the Documents or the Guarantor's ability to guarantee such obligations, which condition is not remedied within ten (10) days after written notice to the Borrower thereof.

                          h. Failure of the Borrower (i) to deliver the UCC filings described in item (e) in the definition of Contract File for filing with the appropriate filing office in the applicable jurisdictions within five (5) Business Days following the making of the related Advance by the Lender or (ii) to deliver to the Lender proof of such filing within three (3) Business Days after the Borrower's receipt thereof.

                          i.      Failure of the Borrower to deliver within ten
         (10) Business Days of any Funding Date, the original executed supplements or schedules relating to each Contract which is subject to a master lease.

                 16.      Remedies Upon Default.

                          a. Upon the happening of an Event of Default referred to in Section 15(g), the Lender's obligation to make additional Advances to the Borrower pursuant to this Agreement shall cease and the principal then outstanding shall be due and payable (i) on the Maturity Date or (ii) in the event the Loan has been continued past the Maturity Date, on the last day of the then current month, together with all interest thereon, and fees and expenses accruing under any of the Documents.

                          b. Upon the happening of one or more Events of Default, other than an Event of Default referred to in Section 15(g), the Lender may immediately declare the principal of the Secured Grid Note then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under any of the Documents;provided, however, that upon the occurrence of one of the Events of Default referred to in Section 15(d), such amounts shall immediately and automatically become due and payable without any further action by any person or entity. Upon such declaration or automatic acceleration, the balance then outstanding on the Secured Grid Note shall become immediately due and payable without presentation, demand or further notice of any kind to the Borrower or to the Guarantor. The Borrower and the Guarantor shall thereupon be obligated to pay to the Lender the balance then outstanding on the Secured Grid Note.

                          c. Upon the happening of one or more Events of Default, the Lender shall have the right to obtain physical possession of all files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possession of the Borrower or any third party acting for the Borrower. The Lender shall be entitled to specific performance of all agreements of the Borrower and the Guarantor contained in the Documents.

                          d. Upon the happening of one or more Events of Default, the Lender shall have the right to collect and receive all further payments made on the Collateral, and if any such payments are received by the Borrower, the Borrower shall not commingle the amounts received with other funds of the Borrower and shall promptly pay them over to the Lender. Notwithstanding Section 22 hereof, the Lender shall have the right to dispose of the Collateral as provided herein, or as provided in the other documents executed in connection herewith, or in any commercially reasonable manner, or as provided by law. The Lender shall be entitled to place the Contracts which it recovers after any default in a pool for issuance of equipment finance lease-backed securities at the then prevailing price for such securities and to sell such securities for such prevailing price in the open market as a commercially reasonable disposition of collateral subject to the applicable requirements of the UCC. The Lender shall also be entitled to sell any or all of such Contracts individually for the prevailing price as a commercially reasonable disposition of collateral subject to the applicable requirements of the UCC. The specification in this Section of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the UCC) at the option of the Lender.


                 17. Indemnification. The Borrower agrees to hold the Lender harmless from and indemnifies the Lender against all liabilities, losses, damages, judgments, costs, and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender relating to or arising out of (i) any of the Documents or the breach by Borrower of any of its representations, warranties and covenants contained in this Agreement or any transaction contemplated hereby resulting from anything other than the Lender's willful misconduct or gross negligence or (ii) any product liability claims including, but not limited to, medical product liability claims, relating to any Contract, any User or any Equipment whatsoever. The Borrower also agrees to reimburse the Lender for all reasonable expenses in connection with the enforcement of any or all of the Documents, including this indemnification provision and including without limitation the reasonable fees and disbursements of counsel. The Borrower's agreements in this Section shall survive the payment in full of the Secured Grid Note and the expiration or termination of this Agreement. The Borrower hereby acknowledges that, notwithstanding the fact that the Secured Grid Note is secured by the Collateral, the obligations of the Borrower under the Secured Grid Note are recourse obligations of the Borrower.

                 18. Partial Release. Upon the payment in full of any Advance (including, without limitation, any interest or other amounts payable by the Borrower with respect to such Advance) in accordance with the provisions hereof, the security interest hereunder with respect to the Collateral pledged on the related Funding Date shall terminate, and the Lender, at the expense of the Borrower, will execute and deliver to the Borrower the proper instruments (including UCC termination or partial release statements, as applicable) acknowledging the termination of such security interest, and will duly assign, transfer and deliver (without recourse, representation or warranty) such of the related Collateral as may be in the possession of the Custodian and has not theretofore been sold or otherwise applied or released pursuant to this Agreement or the Custodial Agreement, to the Borrower, and shall take such other action as the Borrower may reasonably request to effectuate the foregoing.

                 19. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Lender in respect of the Loans is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Borrower, any Guarantor or any substantial part of the Borrower's or any Guarantor's assets, or otherwise, all as though such payments had not been made.

                 20. Power of Attorney. The Borrower hereby authorizes the Lender, at the Borrower's expense, to file such financing statement or statements relating to the Collateral without the Borrower's signature thereon as the Lender at its option may deem appropriate, and appoints the Lender as the Borrower's attorney-in-fact (without requiring the Lender) to execute any such financing statement or statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents and sign assignments on behalf of the Borrower as its attorney-in-fact. This Power of Attorney is coupled with an interest and is irrevocable without the Lender's consent. Notwithstanding the foregoing, the power of attorney hereby granted shall only be effective during the occurrence and continuance of any Event of Default hereunder.

                 21. Agreement Constitutes Security Agreement. This Agreement is intended by the parties hereto to be governed by New York law, and to constitute a security agreement within the meaning of the UCC.

                 22. Assignment. The rights of the Lender in the Collateral and under the Secured Grid Note, the Guarantee and this Agreement may be assigned to any Person, provided, that no pledge or assignment of any portion of the Loan or the Collateral may be made to any entity for which a significant line of business consists of the financing, by any means, of medical equipment.

                 23. Notices. Any notices, consents, directions, demands and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered at or telefaxed to the respective addresses or facsimile numbers, as the case may be, set forth on the signature page hereof for the Lender, the Borrower and the Guarantor or to such other address or facsimile number as to which any party shall give notice to the other parties pursuant to this Section 21.

                 24.      Amendments.      This Agreement may be amended from
time to time only by written agreement of the Lender, the Borrower and the Guarantor. Any forbearance, failure, or delay by a party in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by a party of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of a party shall continue in full force and effect until specifically waived by it in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

                 25.      Effect of Invalidity of Provisions.   In case any one
or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceability of the remaining provisions contained herein shall in no way be affected, prejudiced or disturbed thereby.

                 26.      Entire Agreement.        This Agreement contains the
entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements between them, oral or written, of any nature whatsoever with respect to the subject matter hereof.

                 27. Consent to Service. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given pursuant to Section 21 hereof.

                 28. Submission to Jurisdiction; Waiver of Trial by Jury. With respect to any claim arising out of this Agreement (a) each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, and (b) each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. To the extent permitted by applicable law, the Lender, the Borrower and the Guarantor each irrevocably waive all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

                 29. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                     DVI FINANCIAL SERVICES INC.

                                     One Park Plaza
                                     Suite 800
                                     Irvine, California 92714
                                     Attn:  General Counsel
                                     Facsimile No. 714/474-5899


                                     By /s/ James G. Costello
                                        -------------------------
                                      Name: James G. Costello
                                      Title: Senior Vice President


                                     DVI, INC.

                                     One Park Plaza
                                     Suite 800
                                     Irvine, California 92714
                                     Attn:  General Counsel
                                     Facsimile No. 714/474-5899


                                     By /s/ Cynthia J. Cohn
                                        ------------------------
                                       Name: Cynthia J. Cohn
                                       Title: Vice President


                                     CONTITRADE SERVICES
                                       CORPORATION

                                     277 Park Avenue
                                     New York, New York 10172
                                     Attn:  Chief Counsel
                                     Facsimile No. 212/207-2985

                                     By /s/ Peter Abeles
                                        ------------------------
                                       Name: Peter Abeles
                                       Title: Managing Director


                                     By /s/ David P. DeMuth
                                        ------------------------
                                       Name: David P. DeMuth
                                       Title: Vice President

STATE OF                          )
                                  )  SS.:
COUNTY OF                         )


                 On this 2nd day of February, 1995 before me, a Notary Public
in and for the State of          , personally appeared __________________,
known to me to be the __________ of DVI Financial Services Inc., a Delaware corporation, and which executed the within agreement and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                         _____________________________
                                                  Notary Public


My Commission Expires:

_______________________

(NOTARIAL SEAL)

STATE OF                          )
                                  )  SS.:
COUNTY OF                         )


                 On this 2nd day of February, 1995 before me, a Notary Public
in and for the State of          , personally appeared __________________,
known to me to be the __________ of DVI, Inc. a Delaware corporation, and which executed the within agreement and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                           _____________________________
                                                     Notary Public


My Commission Expires:

_______________________

(NOTARIAL SEAL)

STATE OF NEW YORK                 )
                                  )  SS.:
COUNTY OF NEW YORK                )


                 On this 2nd day of February, 1995 before me, a Notary Public in and for the State of New York, personally appeared David DeMuth, known to me to be a Vice President of ContiTrade Services Corporation, a Delaware corporation, and which executed the within agreement and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                           _____________________________
                                                    Notary Public


My Commission Expires:

_______________________

(NOTARIAL SEAL)

STATE OF NEW YORK                 )
                                  )  SS.:
COUNTY OF NEW YORK                )


                 On this 2nd day of February, 1995 before me, a Notary Public in and for the State of New York, personally appeared Peter Abeles, known to me to be a Managing Director of ContiTrade Services Corporation, a Delaware corporation, and which executed the within agreement and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                           _____________________________
                                                    Notary Public


My Commission Expires:

_______________________

(NOTARIAL SEAL)

                               Secured Grid Note


Up to $50,000,000.00                                          February 2, 1995


                 FOR VALUE RECEIVED, the undersigned, DVI FINANCIAL SERVICES INC., a corporation organized under the laws of the State of Delaware, whose address is One Park Plaza, Suite 800, Irvine, California 92714 (the "Borrower"), promises to pay to the order of CONTITRADE SERVICES CORPORATION, a Delaware corporation, whose address is 277 Park Avenue, New York, New York 10172, (the "Lender") or any subsequent holder of this Note (the "Holder"), in lawful money of the United States of America, the principal sum of $50,000,000.00 or the aggregate unpaid principal amount of all Advances made to the Borrower by the Lender pursuant to the Interim Warehouse Agreement hereinafter referred to, whichever is less, on the Maturity Date (as hereinafter defined) plus interest thereon from the date of such advances, in like money, as follows:

                 GENERAL TERMS: Capitalized terms used herein and not defined herein shall have the definitions given them in the Interim Warehouse and Security Agreement, dated February 2, 1995, as heretofore amended among the Borrower, DVI, Inc. (the "Guarantor") and the Lender (the "Interim Warehouse Agreement").

                 (a) The Lender hereby agrees to loan to Borrower up to $50,000,000.00 to be loaned in one or more advances each of which may not be less than $1,000,000.00 (or such lesser amount, only if an amount less than $1,000,000 remains available under the Interim Warehouse Agreement) (each, an "Advance") as entered on the Schedule of Advances attached hereto as Schedule I (such borrowing, in the aggregate, the "Loan"). Such Loan shall represent up to 95% of the aggregate Collateral Principal Balance. Each Advance shall bear interest from and including the date the proceeds of such Advance are advanced (such date, the "Funding Date" of such Advance) through and excluding the Maturity Date (as hereinafter defined) at a rate equal to LIBOR (fixed as of the related Funding Date) plus 1.50% (the "Funding Rate").

                 (b) The Loan shall mature on the earlier of (i) the date of the sale of the Investor Certificates or (ii) March 31, 1995, which date shall be no later than sixty (60) days from the date of the Interim Warehouse Agreement (the "Maturity Date").

                 (c) The Loan is pre-payable at any time without premium or penalty, in whole or in part. If the Borrower intends to prepay the Loan in whole or in substantial part from a source other than the proceeds of the Investor Certificates (as defined in the Interim Warehouse Agreement), the Borrower shall give two Business Days' notice to the Lender.

                 (d) If the Loan is not repaid in whole on or prior to the Maturity Date, the Loan shall, commencing on the Maturity Date (and assuming the Lender elects to continue the Loan, as hereinafter provided) bear interest at a rate equal to the weighted average Contract Rate.

                 (e) In the event the Loan is not repaid in whole on or prior to the Maturity Date, the Lender shall have the option, in its sole and unreviewable discretion, to continue the Loan on a month-to-month basis. Alternatively, the Lender may, on the first day of each month thereafter and prior to payment in full, elect not to continue the Loan, in which event the Loan shall then become immediately due and payable, and in such event the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the UCC.

                 (f) Interest on the Loan accruing up to and including the Maturity Date is payable on the Maturity Date. In the event that the Loan is continued past the Maturity Date, the Lender shall have the option, in its sole discretion to declare (x) interest on any outstanding portion of the Loan accruing subsequent to the Maturity Date to be due and payable on the last day of each month during the extended Loan term and if unpaid, compounded monthly, and/or (y) the principal portion of all Scheduled Payments received by the Borrower during each month subsequent to the Maturity Date to be paid to the Lender on (i) the last day of such month during the extended Loan term or (ii) the due date.

                 (g) All interest shall be calculated daily as 1/360 of the annual interest due on the principal balance of the Loan outstanding as of the close of business on the immediately preceding business day (or, with respect to interest accruing on an Advance on the Funding Date of such Advance, on the amount of such Advance).

                 ENDORSEMENTS OF THE SCHEDULE OF ADVANCES: The Borrower hereby authorizes the Lender to endorse on the Schedule of Advances annexed to this Note all Advances made to the Borrower and all payments of principal amounts in respect of such Advances, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Advances; provided, however, that the failure to make such notation with respect to any Advance or payment shall not limit or otherwise affect the obligations of the Borrower under the Interim Warehouse Agreement or this Note.

THIS NOTE IS SUBJECT TO MANDATORY PREPAYMENT AS DESCRIBED IN THE INTERIM WAREHOUSE AGREEMENT

                 MAXIMUM RATE OF INTEREST: It is intended that the rate of interest hereon shall never exceed the maximum rate, if any, which may be legally charged on the Loan evidenced by this Note ("Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the lawfully exercised option of the Lender, returned to the Borrower.

                 DUE DATE: All indebtedness evidenced hereby not paid before the Maturity Date shall be due and payable on the Maturity Date.

                 PLACE OF PAYMENT: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the first paragraph of this Note, or to such other place as the Holder may from time to time direct by written notice to the Borrower.

                 PAYMENT AND EXPENSES OF COLLECTION: All amounts payable hereunder are payable by wire transfer in immediately available funds to the account number specified by the Lender, in lawful money of the United States. Payments remitted by the Borrower via wire transfer initiated after 2:00 p.m. New York City Time shall be deemed to be received on the next business day. The Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through final, unreviewable appellate proceedings, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness. If any suit or action be instituted to enforce this Note, the Borrower promises to pay, in addition to the cost and disbursements otherwise allowed by law, such sums as the court may adjudge reasonable attorneys' fees in such suit or action.

                 SECURITY: This Note is issued pursuant to the Interim Warehouse Agreement and is secured by a pledge of the Collateral described therein. Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

                 DEFAULTS: Upon the happening of an Event of Default (as defined in the Interim Warehouse Agreement), the Lender shall have all rights and remedies set forth in the Interim Warehouse Agreement.

                 The failure to exercise any of the rights and remedies set forth in the Interim Warehouse Agreement shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of Lender, except as and to the extent otherwise provided by law.

                 ASSIGNMENT: Except for the rights and remedies set forth in the Interim Warehouse Agreement upon the happening of an Event of Default, no pledge or assignment of any portion of this Note or the Collateral may be made to any entity for which a significant line of business consists of the financing, by any means, of medical equipment.

                 WAIVERS: The Borrower, and any indorsers or guarantors hereof, severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further collateral, the release of any collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against the Borrower or any other party liable heron or against any collateral for this Note. None of the foregoing shall affect the liability of the Borrower and any indorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower; provided, however, the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

                 TERMINOLOGY: Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.

                 INTERIM WAREHOUSE AGREEMENT: This Note is the Secured Grid Note referred to in the Interim Warehouse Agreement. Reference is made to the Interim Warehouse Agreement for provisions as to mandatory principal repayments, collateral and acceleration. In the event of a conflict between the terms of this Note set forth herein, and the terms of this Note as set forth in the Interim Warehouse Agreement, the latter shall govern.

                 APPLICABLE LAW: This Note shall be governed by and construed under the laws of the State of New York, whose laws the Borrower expressly elects to apply to this Note. The Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the New York Supreme Court for the County of New York, or in the District Court of the United States for the Southern District of New York.

                                            DVI FINANCIAL SERVICES INC.


                                            By_________________________
                                              Name:
                                              Title:

                                   EXHIBIT B

                         Financial Covenants of Borrowe


                 1. The Borrower shall at all times maintain a minimum Tangible Net Worth of at least Nineteen Million ($19,000,000.00) Dollars.

                 2. The Borrower shall at all times have a Leverage Ratio not exceeding a maximum of 5:1.

                 3. The Borrower shall at all times maintain a Debt Service Coverage Ratio (as hereinafter defined) of 1.15:1. For purposes of this Agreement, Debt Service Coverage Ratio means, for each twelve (12) month period, the ratio of (i) the Borrower's adjusted net income for such period to
(ii) the Borrower's Debt Service for such period. Debt Service means, for each twelve (12) month period (without duplication), all principal payments on the Advances and all payments of interest, premium, fees or other amounts, made or required to be made by the Borrower under the Documents.

                                   GUARANTEE
                                       OF
                                   DVI, INC.


                 FOR VALUE RECEIVED, DVI, INC., a corporation organized and existing under the laws of the State of Delaware, (the "Guarantor"), hereby guarantees, unconditionally, to the permitted Holder of that certain Secured Grid Note dated February 2, 1995 (herein called the "Note"), issued to ContiTrade Services Corporation pursuant to the terms of the Interim Warehouse and Security Agreement, dated February 2, 1995, as heretofore amended, among the Borrower, the Guarantor and the Lender (the "Agreement") (capitalized terms used herein and not defined herein shall have the definitions given them in the Interim Warehouse Agreement) the due and punctual payment of the principal of and interest on the Note, when and as the same shall become due and payable, whether at their respective due dates or on a declaration or otherwise, in accordance with the terms of the Note and of the Agreement; provided, however, that payment of interest on overdue installments of interest is hereby guaranteed only to the extent permitted by applicable law. In case of default by DVI Financial Services Inc. (herein called the "Borrower") in the payment of any such principal or interest, the Guarantor agrees duly and punctually to pay the same without demand. The Guarantor also guarantees all of the obligations of the Borrower under the Agreement, including the indemnification provisions thereof. The Guarantor hereby agrees that its respective obligations under this Guarantee and the Agreement shall be unconditional, irrespective of any invalidity, illegality, irregularity or unenforceability of the Note or the Agreement as regards the Borrower (other than by reason of lack of genuineness), or the absence of any action to enforce the same, the recovery of any judgment against the Borrower or any action to enforce the same or any circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, amalgamation, insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest or notice with respect to the Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and interest on the Note.

                 The obligations of the Guarantor under this Guarantee shall be a continuing obligation and a fresh cause of action under this Guarantee shall be deemed to arise in respect of each default in the payment of principal of or interest on the Note.

                 The Guarantor shall be subrogated to all rights of the Holder of the Note against the Borrower in respect of any amount paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and interest on all Notes issued under the Agreement shall have been paid in full.

                 No remedy for the enforcement of the rights of the Holder of the Note to receive payment of the principal of and/or interest on the Note, under the Note, the Agreement and hereunder, shall be exclusive of or dependent on any other remedy.

                 This Guarantee has been given in accordance with the terms of the Agreement and is subject to all applicable provisions thereof and the same shall be deemed to be incorporated herein.

                 The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened prior to the creation and issuance of this Guarantee to constitute the same valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with all applicable law.

                 This Guarantee shall be construed in accordance with and governed by the laws of the State of New York.

                                    By:_________________
                                       Name:
                                       Title:

                                   EXHIBIT D


                              Schedule of Advances


                                                                                                        Applicable
  Date                                                       Amount                                        Rate
  ----                                                       ------                                     ----------
                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------

                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------

                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------

                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------

                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------
                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------

                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------

                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------

                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------

                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------

                                                           $                                          LIBOR + 1.50%
  ------------------

                                                                                                      -------------

                                                                       EXHIBIT E

                      [Form of Borrower's Counsel Opinion]


                                                            _____________, 199__




ContiTrade Services Corporation
277 Park Avenue
New York, NY 10172

                        Re:  Interim Warehouse Facility


Gentlemen:

          I have examined an executed copy of each of (i) the Interim Warehouse and Security Agreement, between DVI Financial Services, Inc. ("DVI"), DVI, Inc. and you, dated as of February 2, 1995 (the "Warehouse Agreement") and (ii) the Custodial Agreement, among DVI, you and Bankers Trust Company, as Custodian, dated February 2, 1995 (the "Custodial Agreement," and, together with the Warehouse Agreement, the "Agreements").

          Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Agreements.

          I have further examined original, photostatic or certified copies of all such corporate records of DVI and DVI Health, and such certificates of public officials, certificates of corporate officers, and other documents, and such questions of law, as I have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In making my examinations and rendering the opinions herein expressed, I have made the following assumptions:

          (1) The parties to the Agreements (other than DVI and DVI, Inc.) have the power to enter into and perform all of their obligations thereunder;

          (2) The due authorization, execution and delivery of the Agreements by the parties thereto (other than DVI and DVI, Inc.), and the validity and binding effect on the parties thereto (other than DVI and DVI, Inc.) of the Agreements;

          (3)      The genuineness of all signatures;

          (4) The authenticity of all documents submitted to me as originals and the conformity to originals of all documents submitted to me as copies.

          The opinions expressed in numbered paragraph 2 below with respect to the enforceability of the Agreements are subject to the following additional qualifications:

          (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally; and

          (b) The application of general principles of equity, including but not limited to, the right to specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

          Based upon the foregoing and subject to the last paragraph hereof, I am of the opinion that:

          (1) DVI has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is qualified to do business in each state necessary to enable it to perform its obligations under the Agreements. DVI has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Agreements.

          (2) The Agreements have been duly and validly authorized, executed and delivered by DVI, all requisite corporate action having been taken with respect thereto, and the Agreements constitute valid, legal and binding agreements of DVI enforceable against DVI in accordance with their terms.

          (3) Neither the execution, delivery nor performance by DVI of the Agreements conflicts or will conflict with or results in a breach of, or constitutes or will constitute a default under (i) any term or provision of the certificate of incorporation or bylaws of DVI (ii) any term or provision of any agreement, contract, instrument or indenture, to which DVI is a party or is bound; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over DVI.

          (4) No consent, approval, authorization or order of, registration or filing with, or notice to, any court, governmental agency or body or other tribunal is required for the execution, delivery and performance by DVI of the Agreements or the consummation of any other transaction contemplated by the Agreements, except such which have been obtained.

          (5) There are no actions, proceedings or investigations pending or, to my knowledge, threatened against DVI before any court, governmental agency or body or other tribunal asserting the invalidity of the Agreements which would materially and adversely affect the performance by DVI of its obligations under, or the validity or enforceability of, the Agreements.

          This Opinion is furnished solely for the benefit of the addressee hereof. It may not be relied upon by or distributed to any other person or for any other purpose without my prior written consent.

                                                     Very truly yours,

                                                                       EXHIBIT F

                     [Form of Guarantor's Counsel Opinion]


                                                              ____________, 199_




ContiTrade Services Corporation
277 Park Avenue
New York, NY 10172

                        Re:  Interim Warehouse Facility


Gentlemen:

          I have examined an executed copy of each of (i) the Interim Warehouse and Security Agreement, between DVI Financial Services, Inc. ("DVI"), DVI, Inc. and you, dated as of February 2, 1995 (the "Warehouse Agreement") and (ii) the Custodial Agreement, among DVI, you and Bankers Trust Company, as Custodian, dated February 2, 1995 (the "Custodial Agreement," and, together with the Warehouse Agreement, the "Agreements").

          Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Agreements.

          I have further examined original, photostatic or certified copies of all such corporate records of DVI and DVI, Inc.) and such certificates of public officials, certificates of corporate officers, and other documents, and such questions of law, as I have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In making my examinations and rendering the opinions herein expressed, I have made the following assumptions:

          (1) The parties to the Agreements (other than DVI and DVI, Inc.) have the power to enter into and perform all of their obligations thereunder;

          (2) The due authorization, execution and delivery of the Agreements by the parties thereto (other than DVI and DVI, Inc.), and the validity and binding effect on the parties thereto (other than DVI and DVI, Inc.) of the Agreements;

          (3)      The genuineness of all signatures;

          (4) The authenticity of all documents submitted to me as originals and the conformity to originals of all documents submitted to me as copies.

          The opinions expressed in numbered paragraph 2 below with respect to the enforceability of the Agreements are subject to the following additional qualifications:

          (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally; and

          (b) The application of general principles of equity, including but not limited to, the right to specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

          Based upon the foregoing and subject to the last paragraph hereof, I am of the opinion that:

          (1) DVI, Inc. has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is qualified to do business in each state necessary to enable it to perform its obligations under the Agreements. DVI, Inc. has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Agreements.

          (2) The Agreements have been duly and validly authorized, executed and delivered by DVI, Inc., all requisite corporate action having been taken with respect thereto, and the Agreements constitute valid, legal and binding agreements of DVI, Inc. enforceable against DVI, Inc. in accordance with their terms.

          (3) Neither the execution, delivery nor performance by DVI, Inc. of the Agreements conflicts or will conflict with or results in a breach of, or constitutes or will constitute a default under (i) any term or provision of the certificate of incorporation or bylaws of DVI, Inc. (ii) any term or provision of any agreement, contract, instrument or indenture, to which DVI, Inc. is a party or is bound; or
                   (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over DVI, Inc..

          (4) No consent, approval, authorization or order of, registration or filing with, or notice to, any court, governmental agency or body or other tribunal is required for the execution, delivery and performance by DVI, Inc. of the Agreements or the consummation of any other transaction contemplated by the Agreements, except such which have been obtained.

          (5) There are no actions, proceedings or investigations pending or, to my knowledge, threatened against DVI, Inc. before any court, governmental agency or body or other tribunal asserting the invalidity of the Agreements which would materially and adversely affect the performance by DVI, Inc. of its obligations under, or the validity or enforceability of, the Agreements.

          This Opinion is furnished solely for the benefit of the addressee hereof. It may not be relied upon by or distributed to any other person or for any other purpose without my prior written consent.

                                                     Very truly yours,